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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

          Date of Report (Date of earliest event reported) May 5, 2005


                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Delaware                      001-04129                 75-0675400
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


     901 West Walnut Hill Lane
           Irving, Texas                                         75038
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(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (972) 580-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition

         On May 5, 2005, Zale Corporation issued a press release reporting its sales results for the third fiscal quarter ended April 30, 2005. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein by reference.

         The information set forth under this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             ZALE CORPORATION
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                                             Registrant


Date: May 5, 2005


                                             By: /s/ Cynthia T. Gordon
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                                             Cynthia T. Gordon
                                             Senior Vice President,
                                             Controller
                                             (principle accounting officer
                                             of the Registrant)




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                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release of Zale Corporation issued May 5, 2005.